UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2015

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 635-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a), (d) and (f) Not applicable.

(b) The disclosure provided under Item 5.02(c) below is incorporated herein by reference.

(c) On May 12, 2015, OXiGENE, Inc. (“OXiGENE” or the “Company”) announced that, effective immediately, William D. Schwieterman, M.D., a current member of the Board of Directors, has been appointed as OXiGENE’s President and Chief Executive Officer. David (Dai) Chaplin, Ph.D., OXiGENE’s previous President and Chief Executive Officer, will continue to serve on OXiGENE’s Board of Directors and will become OXiGENE’s Chief Scientific Officer.

Dr. Schwieterman, 57, is an experienced biotechnology executive with a background in clinical development and regulatory matters. From 2009 to 2014, he was Chief Medical Officer of Chelsea Therapeutics, Inc., a publicly traded biopharmaceutical development company, where he led the company’s clinical development team toward the approval of droxidopa for the treatment of non-motor symptoms of Parkinson’s disease and other neurodegenerative diseases. Dr. Schwieterman was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (FDA). During his ten years at the FDA, Dr. Schwieterman oversaw a wide range of clinical development plans for a large number of different types of molecules. Previously, Dr. Schwieterman was also a part-time medical advisor at Perceptive Advisors, LLC, a New York-based hedge fund. He holds a B.S. and M.D. from the University of Cincinnati.

OXiGENE entered into a consultancy agreement with Dr. Schwieterman, effective July 21, 2014, as disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2014. OXiGENE paid Dr. Schwieterman $5,800 as compensation for services performed under this consultancy agreement during the fiscal year ended December 31, 2014. The consultancy agreement will be terminated in connection with Dr. Schwieterman’s becoming the Company’s President and Chief Executive Officer.

OXiGENE has entered into an Employment Agreement (the “CEO Agreement”) with Dr. Schwieterman with respect to his service as President and Chief Executive Officer. Pursuant to the CEO Agreement, Dr. Schwieterman will initially receive an annual base salary of $410,000 per year. In addition, Dr. Schwieterman may be awarded an annual bonus of up to 50% of his then-current annual base salary, at the sole discretion of OXiGENE, based on OXiGENE’s assessment of Dr. Schwieterman’s performance and OXiGENE’s performance.

Subject to the approval of the 2015 Equity Incentive Plan by OXiGENE’s stockholders at the Company’s annual meeting to be held on May 28, 2015, Dr. Schwieterman will receive the following option grants pursuant to the 2015 Equity Incentive Plan: (i) options to purchase 150,000 shares of OXiGENE’s common stock at an exercise price equal to the fair market value of such stock on the date of grant that will vest over four years, and (ii) options to purchase 75,000 shares of OXiGENE’s common stock at an exercise price equal to the fair market value of such stock on the date of the grant that will vest in full upon the effective date of a change of control (as defined in the CEO Agreement) of the Company, subject to certain conditions as set forth in the CEO Agreement.

Dr. Schwieterman may terminate the CEO Agreement upon prior written notice to OXiGENE. OXiGENE may terminate the CEO Agreement on contemporaneous written notice for cause, as defined in the CEO Agreement, upon Dr. Schwieterman’s death, upon 30 days’ prior written notice if Dr. Schwieterman becomes disabled, or without cause on 60 days’ prior written notice. If Dr. Schwieterman’s employment is terminated by OXiGENE for cause, by reason of Dr. Schwieterman’s death or disability or by Dr. Schwieterman without good reason (as defined in the CEO Agreement), OXiGENE will pay to Dr. Schwieterman the amount of OXiGENE’s accrued obligations, as defined in the CEO Agreement, as of the date of such termination. If Dr. Schwieterman’s employment is terminated by OXiGENE other than for cause or by Dr. Schwieterman with good reason, OXiGENE will pay to Dr. Schwieterman the accrued obligations, an amount equal to 12 months of his then-current base salary and premiums pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for Dr. Schwieterman and his immediate family for 12 months, subject to the conditions outlined in the CEO Agreement.

If Dr. Schwieterman’s employment is terminated by OXiGENE other than for cause or by Dr. Schwieterman with good reason in the one year following the effective date of a change in control of OXiGENE, OXiGENE will pay to Dr. Schwieterman the accrued obligations, an amount equal to 12 months of his then-current base salary and COBRA premiums for a period of 12 months on the same conditions described above. In addition, all of Dr. Schwieterman’s unvested equity compensation outstanding on the date of termination shall vest and be immediately exercisable. Dr. Schwieterman has also agreed not to directly or indirectly solicit for employment certain current and former key employees and officers of OXiGENE during the term of his employment with OXiGENE and for the 12 month period following termination of his employment with OXiGENE.

OXiGENE has also entered into a Confidentiality and Invention Agreement with Dr. Schwieterman.

(e)	The disclosure provided under Item 5.02(c) above is incorporated herein by reference.

OXiGENE has entered into an Employment Agreement (the “CSO Agreement”) with Dr. Chaplin with respect to his service as Chief Scientific Officer. Pursuant to the CSO Agreement, Dr. Chaplin will initially receive an annual base salary of $220,000 per year. In addition, Dr. Chaplin may be awarded an annual bonus of up to 35% of his then-current annual base salary, at the sole discretion of OXiGENE, based on OXiGENE’s assessment of Dr. Chaplin’s performance and OXiGENE’s performance.

Dr. Chaplin may terminate the CSO Agreement upon prior written notice to OXiGENE. OXiGENE may terminate the CSO Agreement on contemporaneous written notice for cause, as defined in the CSO Agreement, upon Dr. Chaplin’s death, upon 30 days’ prior written notice if Dr. Chaplin becomes disabled, or without cause on 60 days’ prior written notice. If Dr. Chaplin’s employment is terminated by OXiGENE for cause, by reason of Dr. Chaplin’s death or disability or by Dr. Chaplin without good reason (as defined in the CSO Agreement), OXiGENE will pay to Dr. Chaplin the amount of OXiGENE’s accrued obligations, as defined in the CSO Agreement, as of the date of such termination. If Dr. Chaplin’s employment is terminated by OXiGENE other than for cause or by Dr. Chaplin with good reason, OXiGENE will pay to Dr. Chaplin the accrued obligations, an amount equal to 12 months of his then-current base salary and premiums pursuant to COBRA for Dr. Chaplin and his immediate family for 12 months, subject to the conditions outlined in the CSO Agreement.

If Dr. Chaplin’s employment is terminated by OXiGENE other than for cause or by Dr. Chaplin with good reason in the one year following the effective date of a change in control of OXiGENE, OXiGENE will pay to Dr. Chaplin the accrued obligations, an amount equal to 12 months of his then-current base salary and COBRA premiums for a period of 12 months on the same conditions described above. In addition, all of Dr. Chaplin’s unvested equity compensation outstanding on the date of termination shall vest and be immediately exercisable. Dr. Chaplin has also agreed not to directly or indirectly solicit for employment certain current and former key employees and officers of OXiGENE during the term of his employment with OXiGENE and for the 12 month period following termination of his employment with OXiGENE.

OXiGENE has also entered into a Confidentiality and Invention Agreement with Dr. Chaplin.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit Number

99.1	Press Release dated May 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: May 12, 2015	/s/ Frederick W. Driscoll
	By:	Frederick W. Driscoll
Chairman of the Board of Directors